SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Exchange Act of 1934

November 26, 1996

Date Of Report (Date of Earliest Event Reported)

The American Education Corporation
(Exact Name of Registrant As Specified In Its Charter)

Commission File Number 0-11078
Colorado
(State or Other Jurisdiction Identification of Incorporation or Organization)

84-0838184
(IRS Employer Number)

7506 North Broadway Extension, Suite 505
Oklahoma City, OK 73116
(Address of Principal Executive Offices)

(405)-840-6031
(Registrant's Telephone Number, Including Area Code)

Common Shares Outstanding On November 25, 1996	12,170,828

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days~
YES / /_ NO /X/

FORM 8-K

Item 1 - CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

Item 2 - ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

Item 3 - BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

Item 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of The American Education Corporation (the "Company"),has approved the selection of Steakley & Gilbert, P.C. to replace Lehman Butterwick & Company, P.C. as the Company's independent accountants effective as of November 22, 1996. Lehman Butterwick & Company, P.C. served as the Company's independent accountants for all prior fiscal years of operation, through the year ended December 31, 1993.

The reports from Lehman Butterwick & Company, P.C. regarding the financial statements of the Company for the past two years did not contain adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principle. The audit opinion for the year ended December 31, 1992 was qualified as to the Going Concern status of the Company. There have not been any disagreements between the Company and Lehman Butterwick & Company, P.C. on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

The decision to retain the services of Steakley & Gilbert, P.C. is based upon expected economic and timing efficiencies related to the location of Steakley & Gilbert, P.C. in the Oklahoma City area, coinciding with the location of all Company operations and records in Oklahoma City. The Company has not requested or obtained advice from Steakley & Gilbert, P.C. concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, for any year in which Lehman Butterwick & Company, P.C. was the independent accountants.

In March 1994, the Company experienced a disagreement with Lehman Butterwick & Company, P.C. regarding the cost and timeliness of the independent audit for the year ended December 31, 1993. The disputed cost involved an overrun of more than 150% from the originally estimated amount. Due to the deficient working capital position of the Company at that time, the dispute was not resolved until November 1996. As a result, the independent audits for the years 1993, 1994 and 1995 were significantly delayed in completion. Prior to resolution of the dispute, the Company engaged the services of Steakley & Gilbert, P.C. to begin the independent auditing processes for fiscal years 1994 and 1995. Upon resolution of the dispute with Lehman Butterwick & Company, P.C., the firm withdrew from future work for the Company and Steakley & Gilbert, P.C. was formally appointed as the independent accountants and auditors for the Company for the fiscal years subsequent to December 31, 1993. There are no remaining disputes regarding fees or services with Lehman Butterwick & Company, P.C.

Item 5 - OTHER EVENTS.

On November 22, 1996, Jeffley E. Butler was appointed as the interim Treasurer for the Company, succeeding John Mitchell, who left the Company to pursue other business interests. There were no disputes with Mr. Mitchell at the time of his resignation from the Company.

Item 6 - RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.

Item 7 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

(16) Letter Regarding Change in Certifying Accountants

Item 8 - CHANGE IN FISCAL YEAR.

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the Registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly
authorized.
November 26, 1996       The American Education Corporation
                        (Registrant)


                        /s/Jeffrey E. Butler
                        ----------------------------
                        Chief Executive Officer and
                        President and Treasurer

Exhibit 16

November 26, 1996

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D C 20549

To Whom It May Concern:

We have read the statements made by The American Education
Corporation, (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K report. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,



Lehman Butterwick & Company, P.C.